Welcome 2020 Regional Stockholder Meeting May 14, 2020 ©2020 FHLB Cincinnati. All rights reserved.

To ask a question during today’s Webinar Use the Q&A function on the right-hand side of the screen to submit a question to our presenters. If you do not see the Q&A box choose the button at the bottom with three ellipses and click Q&A to display the box. From the dropdown choose Host & Presenter, type your question in the box and press the Send button. 1 ©2020 FHLB Cincinnati. All rights reserved.

Disclaimer This presentation may contain forward-looking statements that are subject to risks and uncertainties that could affect the FHLB’s financial condition and results of operations. These include, but are not limited to, the effects of economic and financial conditions, legislative or regulatory developments concerning the FHLB System, financial pressures affecting other FHLBanks, competitive forces, and other risks detailed from time to time in the FHLB’s annual report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the FHLB undertakes no obligation to update any such statements. 2 ©2020 FHLB Cincinnati. All rights reserved.

2020 Regional Stockholder Meeting Webinar Welcome and Opening Remarks Donald J. Mullineaux, Ph.D. Chair, FHLB Cincinnati Board of Directors 3 ©2020 FHLB Cincinnati. All rights reserved.

U.S. Unemployment Rate 16% 14.7% “Great Recession” 14% 12% 9.9% 10% 8% 6% 4% 3.5% 2% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Bureau of Labor Statistics 4 ©2020 FHLB Cincinnati. All rights reserved.

Weekly Economic Index (WEI) Percent (GDP Growth Units) WEI Over Recent Months 10 5 0 -5 -10 -11.91 -15 November-19 December-19 January-20 February-20 March-20 April-20 May-20 Percent (GDP Growth Units) WEI, 2008 to Present 10 5 0 -5 -10 -11.91 -15 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Federal Reserve Bank of New York-Economic Research 5 ©2020 FHLB Cincinnati. All rights reserved.

Advancing Forward Fifth District Members and the Bank Andrew Howell President and CEO May 14, 2020 ©2020 FHLB Cincinnati. All rights reserved. 6

Advancing Forward • Before the “Great Lockdown”: Members and the FHLB Cincinnati. • A Rapidly Changing Environment. • The Financial Industry and the COVID-19 Crisis. • An Eye on the Future. 7 ©2020 FHLB Cincinnati. All rights reserved.

Member Performance Average Ratios for Current Member Banks/Thrifts (excludes JPMorgan Chase) 2016-2020 2016 2017 2018 2019 2020* Change Impact (bps) Net Interest Spread 3.56% 3.60% 3.63% 3.50% 3.38% -18 - Loan Loss Provision-to- 0.10% 0.11% 0.10% 0.09% 0.17% +7 Average Assets - Return on Average Assets 0.84% 0.84% 0.99% 1.02% 0.88% +4 + Return on Average Equity 7.49% 7.52% 8.54% 8.67% 7.48% -1 - % Loans Non-Current 1.22% 1.05% 1.00% 0.95% 0.95% -27 + Tier 1 Common Equity 19.24% 18.97% 19.09% 19.07% 17.64% -160 (CET1) Ratio - *2020 averages represent all institutions filing 1st quarter 2020 financial reports as of presentation date Source: S&P Global Market Intelligence 8 ©2020 FHLB Cincinnati. All rights reserved.

Deposits boosted by government payments and business lending Loans and Deposits in U.S. Commercial Banks ($ Trillions) Federal Reserve Commercial Bank Balance Sheet Weekly Report Loans and Leases Deposits $20 Loan-Deposit Ratio: $18 77.0% Loan-Deposit Ratio: Loan-Deposit Ratio: Loan-Deposit Ratio: 75.8% 75.3% 72.4% $16 $15.0 $14 $13.3 $13.4 $12.6 $12 $10.9 $9.7 $10.1 $10.1 $10 $8 $6 $4 $2 $0 Dec. 2018 March 2019 June 2019 Sept. 2019 Dec. 2019 Jan. 2020 Feb. 2020 March 18 April 1, 2020 April 15, April 29, 2020 2020 2020 Source: Federal Reserve 9 ©2020 FHLB Cincinnati. All rights reserved.

Financial institutions are anticipating increased loan losses with COVID-19 Provision for Loan and Lease Losses, U.S. Commercial Banks ($ Billions) Federal Reserve Commercial Bank Balance Sheet Weekly Report $150 $145 $143.2 $140 $135 $130 $125 $122.5 $120 $113.3 $115 $111.4 $110 $105 $100 March 2019 June 2019 Sept. 2019 Dec. 2019 Jan. 2020 Feb. 2020 March 18, 2020 April 1, 2020 April 15, 2020 April 29, 2020 Source: Federal Reserve 10 ©2020 FHLB Cincinnati. All rights reserved.

FHLB Cincinnati: Mission-Related Activity and Investments $ Billions $140 $120 $25.7 $25.3 $27.1 $100 $33.6 $11.6 $8.9 $9.5 $34.4 $15.8 $80 $17.5 $14.7 $10.3 $11.0 $14.8 $60 $16.2 $40 $69.9 $70.0 $79.9 $54.9 $20 $47.3 $0 Y/E 2016 Y/E 2017 Y/E 2018 Y/E 2019 2020 Q1 Advances (Principal) Letters of Credit (Notional Principal) Mortgage Purchase Program (Principal) Investments (Book Value) 2016 2017 2018 2019 2020 Q1 Total Assets ($B) $104.6 $106.9 $99.2 $93.5 $122.5 Primary Mission Asset Ratio 78% 81% 76% 69% 71% (Advances and MPP as % of Consolidated Obligations) Source: FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases 11 ©2020 FHLB Cincinnati. All rights reserved.

FHLB Cincinnati: Net Income ROAA ROAE Net Income ($ Millions) 2016 0.25% 5.35% $400 2017 0.31% 6.15% $350 2018 0.32% 6.29% $300 2019 0.28% 5.65% $250 2020 Q1 0.34% 6.94% $200 $339 $150 $314 $268 $276 $100 $50 $80 $0 Y/E 2016 Y/E 2017 Y/E 2018 Y/E 2019 Q1 2020 Lower first quarter dividend is 2016 2017 2018 2019 2020 Q1 a function of the declining Weighted Avg. Dividend Rate 4.00% 5.00% 5.88% 5.05% 2.50% interest rate environment over the last several quarters Average 3-Month LIBOR Rate 0.74% 1.26% 2.31% 2.33% 1.54% Spread to 3-Month LIBOR 3.26% 3.74% 3.57% 2.72% 0.96% 5 Year Treasury Yield (Y-E) 1.93% 2.20% 2.51% 1.69% 0.37% Source: FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases 12 ©2020 FHLB Cincinnati. All rights reserved.

FHLB Cincinnati: Capital Growth $ Millions $6,500 $6,000 $5,500 $462 $391 $691 $5,000 $260 $323 $632 $4,500 $574 $617 $446 $4,000 $648 $3,500 $4,739 $3,000 $4,157 $4,241 $4,320 $2,500 $3,367 $2,000 2016 2017 2018 2019 2020 Q1 Capital Stock Retained Earnings-Unrestricted Retained Earnings-Restricted 2016 2017 2018 2019 2020 Q1 Retained Earnings as % of Capital 16.8% 18.2% 19.2% 24.6% 19.6% Capital-to-Assets Ratio: Regulatory 4.80% 4.88% 5.41% 4.79% 5.28% Restricted Retained Earnings as % of Consolidated Obligations 0.27% 0.32% 0.42% 0.51% 0.40% Source: FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases 13 ©2020 FHLB Cincinnati. All rights reserved.

Current Yield Curve Treasury Yield Curve 3.00 2.50 12/31/2019 2.00 9/30/2019 1.50 2/28/2020 Yield % Yield 4/30/2020 1.00 0.50 0.00 1 Mo 2 Mo 3 Mo 6 Mo 1 Yr 2 Yr 3 Yr 5 Yr 7 Yr 10 Yr 20 Yr 30 Yr 10 Year Treasury Yield 20 15 10 Yield% 5 0 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 Source: Federal Reserve 14 ©2020 FHLB Cincinnati. All rights reserved.

Mortgage originations have shifted reliance to refinancing activity $ Billions $3,500 Refinancing Purchase $3,000 $2,500 $1,381 $2,000 $1,192 $1,013 $1,411 $999 $1,500 $670 $537 $1,557 $1,360 $1,507 $1,137 $788 $800 $1,240 $1,124 $527 $1,284 $1,000 $955 $1,126 $1,140 $1,163 $1,110 $963 $824 $500 $800 $788 $640 $553 $537 $615 $- 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Est. Proj. 2019 2020 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Est. Proj. Purchase 53% 51% 50% 32% 33% 36% 29% 41% 61% 55% 53% 63% 68% 56% 44% Refinancing 47% 49% 50% 68% 67% 64% 71% 59% 39% 45% 47% 37% 32% 44% 56% Source: Freddie Mac Economic and Housing Market Outlook 15 ©2020 FHLB Cincinnati. All rights reserved.

A rapidly changing environment February, 2020 April, 2020 U.S. Unemployment Rate: 3.5% U.S. Unemployment Rate: 14.7% • From March 15 to April 25, there were 33.5 million initial jobless claims in the U.S. • This is more than three times the number of jobs lost (8.7 million) during the Great Recession • 20.5 million jobs were lost in April; the unemployment rate is at the highest level since The Great Depression • “Real Unemployment” is estimated to be about 19.5% Mortgage Loans in Forbearance: 0.25% Mortgage Loans in Forbearance: 7.54% According to the Mortgage Bankers Association Survey, in the most recent week (ending April 26, 2020): • Loans in forbearance increased from 6.99% to 7.54% (on March 2 the forbearance % was 0.25%) • Freddie Mac/ Fannie Mae loans in forbearance: 5.85% • Ginnie Mae loans in forbearance: 10.45% • Loans serviced by depositories: 8.41% Effective Fed Funds Rate: 1.58% Effective Fed Funds Rate: 0.08% 16 ©2020 FHLB Cincinnati. All rights reserved.

The biggest housing market upheaval in a decade Existing Home Sales New Home Sales Housing Starts Annual Rate Annual Rate Annual Rate (Millions) (Thousands) (Millions) 741 1.56 5.76 5.27 627 1.22 Feb. 2020 March 2020 Feb. 2020 March 2020 Feb. 2020 March 2020 Fannie Mae 2020 projection: Fannie Mae 2020 Projection: Fannie Mae 2020 Projection: 4.5 million 601 million 1.17 million Down 15.0% from 2019 Down 11.9% from 2019 Down 11.7% from 2019 Sources: National Association of Realtors; Fannie Mae Housing Forecast 17 ©2020 FHLB Cincinnati. All rights reserved.

Federal Reserve balance sheet increased by $2.5 trillion in 2 months Total Assets Held by Federal Reserve ($ Trillions) $8 $6.7 $5.8 $6 $4.2 $4 $2 $0 Dec. Dec. Dec. Dec. Dec. Dec. Dec. Feb. March March April April 2007 2009 2011 2013 2015 2017 2019 26, 11, 25, 8, 22, 2020 2020 2020 2020 2020 Federal Reserve Asset Growth, February to April ($ Billions) $1,400 $1,184 $1,200 $1,000 $800 $674 $600 $400 $207 $208 $200 $52 $0 Federal Agency Debt Lending to Financial Long-Term Treasury Purchases Providing Liquidity to Traditional and MBS Purchases Institutions Key Credit Markets Security Holdings Source: Federal Reserve 18 ©2020 FHLB Cincinnati. All rights reserved.

FHLB Advances play a significant role in funding member assets Member Advances ($ Billions) $1,000 $928.6 $90 $875.1 $79.9 $900 $73.2 $80 $70.3 $69.9 $70.0 $800 $728.8 $65.1 $806.9 $70 $700 $634.0 $641.5 $631.2 $53.6 $705.2 $731.5 $54.9 $60 $53.0 $52.8 $570.7 $600 $47.3 $478.6 $498.6 $50 $500 $418.2 $425.8 $40 FHLB System $400 $35.1 $29.5 $27.8 $30 FHLB Cincinnati $300 $200 $20 $100 $10 $0 $0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Mar. 2020 System Cincinnati Sources: Office of Finance and FHLB Cincinnati Note: System Balance is Book Value; Cincinnati Balance is Principal Value 19 ©2020 FHLB Cincinnati. All rights reserved.

Utilization of capital stock to support Mission Asset Activities • The substantial increase in Advance activity by our membership in the early part of the “Great Lockdown” resulted in full utilization of excess cooperative stock pool periodically during March. • All new Mission Asset Activity must be capitalized at maximum stock percentage when excess stock pool is fully utilized. • Advances 2-4% • MPP 0-4% • Includes MPP MDCs, which were previously capitalized by excess stock pool • FHLB remains sufficiently capitalized and stands ready to meet your funding needs. 20 ©2020 FHLB Cincinnati. All rights reserved.

FHLB Cincinnati Capital Plan update The upcoming change to the Capital Plan’s required minimum and maximum Activity Stock Requirement (ASR) Allocation percentages: Mission Asset Activity Types: Advances Advance Commitments MPP Minimum: 2.00% Minimum: 2.00% Minimum: 0.00% Current Requirement Maximum: 4.00% Maximum: 4.00% Maximum: 4.00% Minimum: 3.00% Minimum: 3.00% Minimum: 2.00% Revised Requirement Maximum: 4.50% Maximum: 4.50% Maximum: 4.00% Change Process: • Minimum of 30 days prior notice to members before becoming effective. • A formal notification sent to members within the next few days. • Targeted Effective date for end of June, 2020. • New Activity Stock Requirements will apply only to marginal activity (i.e. new Advances, new Advance Commitments and new MPP activity) that settle after the effective date. Activity that has settled or committed prior to this date will continue to carry the current capital requirements and no change in stock purchase allocation percentages will be required to support that prior business. The intent of this change is to reduce individual member reliance on the Bank’s Cooperative Excess Stock pool and enhance the utility of any given member to access their own Excess Stock. The FHLB believes these changes will continue to meet member needs, efficiently manage overall Bank capitalization and maintain compliance with FHLB regulatory requirements. 21 ©2020 FHLB Cincinnati. All rights reserved.

Housing program changes resulting from COVID-19 The RISE (Responsive, Inclusive, Supportive and Empowering) Advance Program • A zero-interest rate Advance program. • Funds can be used to support COVID-19 related loans by members, including: o Loans originated under the Coronavirus Aid, Relief, and Economic Security (CARES) Act. o Loans to support members’ customers directly impacted by COVID-19. • Total offering up to $2 billion in six-month Advances at zero-interest. • Funds available on a first-come, first-served basis. • Advances are not pre-payable or renewable. Community Investment Program (CIP) and Economic Development Program (EDP) • For member usage associated with COVID-19 (including funding of Paycheck Protection Program loans and loans to small business for expenses like lease payments or utility payments): o Total program funding increased to $1.5 billion. o Advance maturity requirement (one year or greater) and current individual member usage limitations (except per-member maximum of $50 million) temporarily suspended. o Funds utilized under the programs with maturity of 6 months or less not subject to prepayment fee. 22 ©2020 FHLB Cincinnati. All rights reserved.

2020 FHLB Cincinnati Member Activity Strategic Initiatives Member Advisory Panel (MAP) Modernize Member Experience (MME) • Establishes a panel of member • Establishes an operations team focusing on the representatives that will provide insight on evolution of providing products and services to member needs and use of FHLB products members. and services. • Will work with a targeted focus group of FHLB • 16 member panel: members to give insight into member operations and feedback on potential changes in how the 8 from Ohio, 4 each from Kentucky o FHLB provides service. and Tennessee. o Members Only website. o Assets from $100 million to over $100 billion. o Communication with members. o Bank, thrift, credit union and o Online transactions. insurance company members. • Will revert to the MAP group over time. • Start date moved back to October. 23 ©2020 FHLB Cincinnati. All rights reserved.

We’re moving to electronic voting • We’ve partnered with Survey & Ballot Systems (SBS) to administer the 2020 Directors Election nominating and voting process. • On June 22, SBS will email your designated Primary Contact with your unique credentials and a link to your online nominating ballot and election materials. • To ensure that you receive FHLB Election nominating and voting emails from SBS, please add the following address to your email contacts list as an approved sender from FHLBank Election Coordinator: noreply@directvote.net. • Director Elections electronic voting information was communicated through a Member NewsLine on May 8 and is posted to your Members Only website in-box. 24 ©2020 FHLB Cincinnati. All rights reserved.

System legislative recommendations Recommendations to Congressional request for how FHLBs may help promote economic recovery in response to the COVID–19 pandemic. • Increase the ability of the FHLBs to accept as collateral small business loans guaranteed by the SBA. • Authorize the FHLBs to accept government guaranteed loans as collateral to support COVID–19 programs. • Expand the definition of community financial institutions to include those institutions with assets under $10 billion, consistent with Federal Reserve definition of community banking organizations. • Provide Letters of Credit for liquidity, and to support, stabilize and strengthen local, state and Federal governmental entities public unit deposits, housing and community development efforts, and vital public financing. 25 ©2020 FHLB Cincinnati. All rights reserved.

System legislative guidelines • The FHLBs’ recommendations meet these guidelines: o Enhance the ability of members to serve their communities. o Do not increase the FHLBs’ risk profile. o Do not create new programs. o Do not expand on the mission of the FHLBs. o Do not require appropriations. • The FHLBs will oppose legislation that puts these guidelines at risk. • The FHLBs will monitor and keep members and trade associations informed of developments. 26 ©2020 FHLB Cincinnati. All rights reserved.

Keeping an eye on current/future developments FHFA RFI on Membership • Ensuring FHLB System remains safe and sound and able to provide liquidity for housing finance through the housing and business cycle. • Ensuring all members have an appropriate nexus to the housing finance and community development mission. • FHLB System Response Comment Letter on April 22, 2020. • Comment Deadline is June 23, 2020. LIBOR/SOFR Transition • Still targeted for a 12/31/21 elimination of the LIBOR Index. • FHLBs are the largest issuer of SOFR. • February Symposium with Members. • More details from Kyle Lawler. Paycheck Protection Program Eligibility • Newsline on May 4th, 2020 as collateral eligibility. • RISE Program (qualifying activity). • More details from Kyle Lawler. 27 ©2020 FHLB Cincinnati. All rights reserved.

Closing Remarks Our highest priorities: • Health and safety of our staff. • Remaining a reliable partner for our members. o Readily available liquidity provider. o Assistance programs. o Support programs for communities we serve. o Maintaining an open communication. 28 ©2020 FHLB Cincinnati. All rights reserved.

Advancing Forward Membership Value R. Kyle Lawler Executive VP and Chief Business Officer May 14, 2020 ©2020 FHLB Cincinnati. All rights reserved. 29

Membership composition continues to evolve 735 742 705 687 660 646 640 634 1 4 4 700 28 35 4 38 5 7 55 6 6 110 121 46 600 120 48 52 52 130 126 113 132 134 500 101 136 137 Membership changes, 96 92 2010 to 2020: 400 83 81 80 Commercial Banks: -111 300 Savings Bks./Thrifts: -46 470 469 Credit Unions: +27 200 442 402 385 374 365 359 Insurance Companies: +24 CDFIs: +5 100 Total Members: -101 0 Y-E 2010 Y-E 2012 Y-E 2014 Y-E 2016 Y-E 2017 Y-E 2018 Y-E 2019 3/31/2020 Commercial Banks Savings Banks/Thrifts Credit Unions Insurance Companies CDFIs Source: FHLB Cincinnati Form 10-K, Form 10-Q 30 ©2020 FHLB Cincinnati. All rights reserved.

The base of business remains stable in the Fifth District Number of Member Member Assets ($ Billions)* Stockholders Avg. member size: at Year-End $2.7 billion $1,800 740 $1,700 $1,715 $1,737 720 Avg. member size: $2.1 billion $1,600 700 $1,579 $1,564 $1,548 $1,500 699 680 $1,440 687 $1,400 660 $1,300 660 640 646 $1,200 640 634 620 $1,100 600 $1,000 2015 2016 2017 2018 2019 March 2020 Member Assets ($B) Number of Members Source: S&P Market Intelligence; current membership; * assets exclude JPMorgan Chase 31 ©2020 FHLB Cincinnati. All rights reserved.

Advancing forward with Mission Asset Activities 500 482 456 451 460 450 429 400 350 300 234 233 250 210 220 222 200 150 119 123 130 Number of Members Number 100 103 99 101 91 100 89 80 50 0 Advances LOCs MPP HCI 2015 2016 2017 2018 2019 In 2019, 80% of all members participated in at least one mission asset program 32 ©2020 FHLB Cincinnati. All rights reserved.

A diverse Credit product base provides funding to members Number of Members With Advance Balances 300 253 March 31, 2019 250 232 225 213 March 31, 2020 200 150 109 100 79 50 42 15 3 12 0 Mortgage Matched / $ Billions Regular Fixed Rate Short-Term Putable LIBOR Other March 31, 2019 $11.0 $4.0 $8.0 $0.9 $5.8 March 31, 2020 $14.5 $2.7 $28.8 $3.0 $15.9 Change $3.5 ($1.3) $20.8 $2.1 $10.1 Source: FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases; balances exclude JPMorgan Chase 33 ©2020 FHLB Cincinnati. All rights reserved.

Advance rates relative to Fifth District Retail CDs Advance to Average Fifth District CD Spreads 250 200 3 Month Spread 150 1 Year Spread 100 Spread (bps) 50 0 5 Year Spread -50 Apr-18 Jun-18 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Oct-19 Dec-19 Feb-20 Apr-20 Source: S&P Market Intelligence 34 ©2020 FHLB Cincinnati. All rights reserved.

An update on LIBOR transition • The target date for LIBOR transition remains December 31, 2021. • The Financial Conduct Authority and the Bank of England have reiterated that the market cannot count on LIBOR to be quoted after December 31, 2021. The Federal Reserve has no power to change this date. • The ARRC has proposed a legislative solution to the NY State Legislature for those loans without operable fallback language. The FHLB System has signed a letter of support. • The FHLB continues its LIBOR transition efforts. The FHLB System issued $78 billion in SOFR debt during the first quarter of 2020. • The FHLB System continues to be the largest issuer of SOFR-related debt. • The Credit Sensitivity Group, a group comprised of regulators and regional and community banks, was formed to create a Supplemental Dynamic Credit Spread which could be added to SOFR to adjust for market changes in credit spreads. This may assist banks who are looking to utilize SOFR in their lending products. 35 ©2020 FHLB Cincinnati. All rights reserved.

Value delivered through eligible loan collateral Member Banks and Thrifts, as of December 31, 2019, $ Billions Pledged To Portfolio FHLB Collateral Type Balance Cincinnati 1-4 Family Residential Mortgage Loans $190.0 $144.8 Commercial Real Estate $110.1 $33.8 Multifamily Loans $18.0 $4.0 Agricultural and Farmland Loans $7.5 $0.9 Home Equity Loans / Lines of Credit $44.8 $27.6 Payroll Protection Program Loans ? ? CFI Collateral: •Available to members meeting the Community Financial Institution (CFI) definition of average assets less than or equal to $1.224 billion. •Small farm and small business loans not secured by real estate. Sources: S&P Market Intelligence; (current bank/thrift members, excluding JPMorgan Chase); FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases 36 ©2020 FHLB Cincinnati. All rights reserved.

Payroll Protection Program (PPP) loans as collateral Members can now pledge loans guaranteed by the Small Business Administration (SBA) pursuant to the PPP. • Only members with an FHLB assigned credit rating of "4" or better and a regulatory CAMELS Composite rating of "3" or better are eligible to participate. • No more than 20 percent of a member's borrowing capacity can stem from PPP loans. • No more than $5 billion may support collateral based borrowing capacity at any point in time. • The Lendable Value Rate (borrowing capacity as a percent of loan balances) is 90 percent for members meeting the ratings requirements for participation in the program. • Monthly reporting in the form of a "listing" with limited details for each pledged PPP loan. • In order to pledge PPP loans, a member must first execute an Addendum to its Blanket Security Agreement. • Maturity of any FHLB borrowings or other activity supported by PPP loans is restricted to a maximum of two years. • Other types of SBA loans continue to be ineligible for pledging due to SBA legacy restrictions. 37 ©2020 FHLB Cincinnati. All rights reserved.

Collateral changes in response to COVID-19 • LIBOR-linked collateral reporting postponed to September 30, 2020. • Loan collateral eligibility changes to allow members to provide forbearance on loan obligations. o Notes may be modified electronically, with borrower signing electronically within 60 days of change. o Modifications include payment deferrals and other changes to payment terms. o Maximum maturity of a loan extended from 30 years to 31 years. 38 ©2020 FHLB Cincinnati. All rights reserved.

FHLB moving toward eNotes acceptance • In January 2020, we rolled out requirements for pledging eNotes, including standards for: o eSigned notes o Supporting documentation o eClosing Systems o Registration systems o Vault requirements o Servicing requirements • We posted eligibility requirements in late January to the Members Only site in the eNote Collateral Pledge (ECP) Guide; there is also reference in the Collateral Guide. • The ECP Guide has a lot of educational details, including links to valuable resources and a Glossary of Terms. It also guides members on next steps. • We are nearing completion of acquiring our own eVault and necessary legal agreements; a Blanket Security Agreement (BSA) addendum will be necessary. • We have finalized our work with the Mortgage Electronic Registrations Systems (MERS) eRegistry, which must be used to identify the FHLB as “Secured Party” (a new MERS field). 39 ©2020 FHLB Cincinnati. All rights reserved.

Mortgage Purchase Program (MPP) activity Annual Activity 2015 2016 2017 2018 2019 MPP Purchases ($ Billions) $2.3 $2.8 $1.7 $1.9 $2.6 # Mandatory Delivery Contracts (MDCs) 4,809 5,141 3,562 3,741 4,759 # Sellers 99 101 92 89 80 LRA Additions ($ Millions) $33 $34 $21 $25 $30 Number of Sellers by Asset Size 2015 2016 2017 2018 2019 Less than $250 Million 43 41 39 34 29 $250 Million to $1 Billion 45 46 39 36 31 $1 Billion or Greater 11 14 14 19 20 Total 99 101 92 89 80 Sources: FHLB Cincinnati Form 10-K, Form 10-Q, Earnings Releases 40 ©2020 FHLB Cincinnati. All rights reserved.

MPP changes in response to COVID-19 • Origination relief applies to all applications dated on or before May 17, 2020. • Suspend all foreclosure sales and evictions for 60 days through May 25, 2020. • Suspend reporting to credit bureaus during active forbearance or repayment plan. • Waive late fees for borrowers under COVID-19 loss mitigation arrangements. • Authorize forbearance plans with up to six month delayed or reduced payments and, with FHLB approval, an additional six month extension. 41 ©2020 FHLB Cincinnati. All rights reserved.

Housing and Community Investment • In 2019 we celebrated the 30th anniversary of the Affordable Housing Program. • During the year, 233 members participated in one or more of our Housing programs. • Through the FHLB’s competitive Affordable Housing Program, a record $30.9 million was awarded in 2019 to 34 members to help create 2,253 units of housing in the Fifth District and elsewhere. • In total, $81.6 million in housing funds were awarded or disbursed in 2019. • Since the program’s inception FHLB Cincinnati has awarded nearly $754 million to fund over 94,000 affordable housing units. 42 ©2020 FHLB Cincinnati. All rights reserved.

The 2020 Financial Management Conference Hilton Cincinnati Netherland Hotel, Cincinnati, OH August 12-13, 2020 Speakers Include: • Craig Dismuke EVP, Chief Economist, Vining Sparks, IBG • Don Musso President and CEO, FinPro, Inc. • Virginia Heyburn Vice President, Fiserv • Kamal Hosein Managing Director, Stifel, Nicolaus & Company, Inc. • Dave Koch Abrigo • Frank Farone Managing Director, Darling Consulting Group 43 ©2020 FHLB Cincinnati. All rights reserved.